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                                                                    EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT




We consent to the use in this Registration Statement of Portfolio Boost I, L.P. on Form SB-2 of our report dated August 13, 1998, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



Des Moines, Iowa


/s/ Roth & Company, P.C.
--------------------------------
August 28, 1998